                                                                 EXHIBIT 10.34

                                           (EXHIBIT D TO THE CREDIT AGREEMENT)


                        SUBSIDIARY GUARANTEE AGREEMENT

            GUARANTEE AGREEMENT dated as of [__________, 199_] between: each of the entities identified under the caption "SUBSIDIARY GUARANTOR" on the signature pages hereto or which shall become a Subsidiary Guarantor for purposes hereof pursuant to Section 6.11 of the Credit Agreement referred to below (each individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); and THE CHASE MANHATTAN BANK, as administrative agent for the lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            Iridium Operating LLC, a Delaware limited liability company (the "Company"), certain lenders, the Administrative Agent, The Chase Manhattan Bank, as Collateral Agent, and Barclays Capital, the investment banking division of Barclays Bank PLC, as Documentation Agent are parties to a Credit Agreement dated as of December 19, 1997 (as modified, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Company in an aggregate principal amount not exceeding $1,000,000,000.

            To induce said lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Subsidiary Guarantor has agreed to guarantee the Guaranteed Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            SECTION 1.01. Defined Terms. Capitalized terms used but not defined herein shall have their respective defined meanings in the Credit Agreement.

            SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, including an amendment and restatement thereof, but subject to any restrictions on such amendments,

                        Subsidiary Guarantee Agreement
supplements or modifications set forth herein, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns or, in the case of any Governmental Authority, any entity succeeding to any or all of the functions of such Governmental Authority, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles and Sections shall be construed to refer to Articles and Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                  ARTICLE II

                                   GUARANTEE

            SECTION 2.01. The Guarantee. The Subsidiary Guarantors hereby jointly and severally guarantee to each Lender and each Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Company and all other amounts from time to time owing to the Lenders or the Agents by the Company under the Credit Agreement and the other Credit Document, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Subsidiary Guarantors hereby further jointly and severally agree that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

            SECTION 2.02. Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 2.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Credit Agreement, any other Credit Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Article II that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of


                        Subsidiary Guarantee Agreement
any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder which shall remain absolute and unconditional as described above:

                (i) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

               (ii) any of the acts mentioned in any of the provisions of the Credit Agreement, any other Credit Document or any other agreement or instrument referred to herein or therein shall be done or omitted;

              (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement, any other Credit Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

               (iv) any lien or security interest granted to, or in favor of, any Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Agent or Lender exhaust any right, power or remedy or proceed against the Company under the Credit Agreement, any other Credit Document or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

            SECTION 2.03. Reinstatement. The obligations of the Subsidiary Guarantors under this Article II shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.


                        Subsidiary Guarantee Agreement

            SECTION 2.04. Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration or termination of the Commitments of the Lenders under the Credit Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in
Section 2.01, whether by subrogation or otherwise, against the Company or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

            SECTION 2.05. Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Lenders, the obligations of the Company under the Credit Agreement may be declared to be forthwith due and payable as provided in Article IX of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Article IX) for purposes of Section 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 2.01.

            SECTION 2.06. Instrument for the Payment of Money. Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Article II constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

            SECTION 2.07. Continuing Guarantee. The guarantee in this Article II is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

            SECTION 2.08. Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Subsidiary Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Subsidiary Guarantor (but subject to the next sentence), pay to such Excess Funding Subsidiary Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the Properties, debts and liabilities of such Excess Funding Subsidiary Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Subsidiary Guarantor under this Section shall be subordinate and subject in


                        Subsidiary Guarantee Agreement
right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article II and such Excess Funding Subsidiary Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

            For purposes of this Section, (i) "Excess Funding Subsidiary Guarantor" shall mean, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) "Excess Payment" shall mean, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Subsidiary Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and
(iii) "Pro Rata Share" shall mean, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate fair saleable value of all Properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all Properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Subsidiary Guarantors hereunder) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the date hereof, as of the date hereof, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

            SECTION 2.09. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section 2.01 would otherwise, taking into account the provisions of Section 2.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 2.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, the Administrative Agent, the Lenders or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES



                        Subsidiary Guarantee Agreement

            Each Subsidiary Guarantor represents and warrants to the Lenders and the Administrative Agent that:

            SECTION 3.01. Corporate Existence. Such Subsidiary Guarantor: (a) is a corporation, limited liability company, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could reasonably be likely (either individually or in the aggregate) to have a Material Adverse Effect.

            SECTION 3.02. No Conflicts. None of the execution and delivery of this Agreement and the Security Agreement, the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent under, the charter, by-laws or other organizational documents of such Subsidiary Guarantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which such Subsidiary Guarantor is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of such Subsidiary Guarantor pursuant to the terms of any such agreement or instrument.

            SECTION 3.03. Corporate Action. Such Subsidiary Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Security Agreement; the execution, delivery and performance by such Subsidiary Guarantor of this Agreement and the Security Agreement have been duly authorized by all necessary corporate action on its part; and each of this Agreement and the Security Agreement has been duly and validly executed and delivered by such Subsidiary Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its respective terms.

            SECTION 3.04. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by such Subsidiary Guarantor of this Agreement or the Security Agreement or for the validity or enforceability hereof or thereof.




                        Subsidiary Guarantee Agreement

                                  ARTICLE IV

                                 MISCELLANEOUS

            SECTION 4.01. No Waiver. No failure on the part of the Administrative Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            SECTION 4.02. Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its respective address specified in Section 11.01 of the Credit Agreement (or, in the case of the Subsidiary Guarantors, such address of the Company) or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 4.03. Expenses. The Subsidiary Guarantors jointly and severally agree to reimburse each of the Lenders and the Administrative Agent for all reasonable costs and expenses of the Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Event of Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section.

            SECTION 4.04. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Subsidiary Guarantor and the Administrative Agent. Any such amendment or waiver shall be binding upon the Administrative Agent, each Lender, each holder of any of the Guaranteed Obligations and each Subsidiary Guarantor.

            SECTION 4.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Subsidiary Guarantor, the


                        Subsidiary Guarantee Agreement

Administrative Agent, the Lenders and each holder of any of the Guaranteed Obligations, provided, however, that no Subsidiary Guarantor shall assign or transfer its rights hereunder without the prior written consent of the Administrative Agent.

            SECTION 4.06. Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Agreement and shall not effect construction of, or be taken into consideration, in the interpreting of this Agreement.

            SECTION 4.07. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

            SECTION 4.08. Governing Law; Jurisdiction; Consent to Service of Process.

            (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

            (c) Each Subsidiary Guarantor hereby irrevocably appoints CT Corporation (the "Process Agent") with an office on the date hereof at 1633 Broadway, New York, New York 10019 as its agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process which may be served in any such suit, action or proceeding. Such service may be made by mailing or delivering a copy of such process to any Subsidiary Guarantor, in care of the Process Agent at the Process Agent's above address and each Subsidiary Guarantor hereby irrevocably authorizes and directs the Process Agent to receive such service on its behalf. The Administrative Agent and each Lender agree to mail to each Subsidiary Guarantor


                        Subsidiary Guarantee Agreement
at its address provided under Section 4.02 a copy of any summons, complaint, or other process mailed or delivered by it to such Subsidiary Guarantor in care of the Process Agent. As an alternate method of service, each Subsidiary Guarantor also irrevocably consents to the service of any and all process in any such suit, action or proceeding by mailing of copies of such process to it at its address provided under Section 4.02. All mailings under this Section shall be by certified mail, return receipt requested. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            (d) Each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (e) To the extent that any Subsidiary Guarantor may be or become entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement, to claim for itself or its property or revenues any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Subsidiary Guarantor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

            SECTION 4.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.



                        Subsidiary Guarantee Agreement

            SECTION 4.10. No Third Party Beneficiaries. The agreements of the parties hereto are solely for the benefit of the Subsidiary Guarantors, the Administrative Agent and the Lenders, and no other Person (including, without limitation, any other Credit Party, any contractor, subcontractor, supplier or materialman furnishing supplies, goods or services to or for the benefit of the Project or any other creditor of the Company or any of its Subsidiaries) shall have any rights hereunder.

            SECTION 4.11. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.





                        Subsidiary Guarantee Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed and delivered as of the day and year first above written.


                                    SUBSIDIARY GUARANTORS

                                    IRIDIUM CAPITAL CORPORATION


                                    By ________________________
                                               Name:
                                              Title:


                                    IRIDIUM IP LLC


                                    By ________________________
                                               Name:
                                              Title:


                                    IRIDIUM ROAMING LLC


                                    By ________________________
                                               Name:
                                              Title:






                        Subsidiary Guarantee Agreement

                                    [REPEAT FOR EACH OTHER SUBSIDIARY
                                    GUARANTOR (IF ANY):]


                                    [NAME OF GUARANTOR]


                                     By ________________________
                                      Name:
                                      Title:



                        Subsidiary Guarantee Agreement

                                    ADMINISTRATIVE AGENT

                                    THE CHASE MANHATTAN BANK,
                                    as Administrative Agent


                                    By ________________________
                                      Name:
                                      Title:




                        Subsidiary Guarantee Agreement